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                                  LAUDUS TRUST
                                  (the "Trust")

                 Laudus Rosenberg Global Long/Short Equity Fund

            Supplement dated August 21, 2007 to the Laudus Rosenberg
             Long/Short Equity Funds' Prospectus dated July 31, 2007

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     THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT
CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE
PROSPECTUS.

     The Board of Trustees of the Trust recently voted to liquidate the Laudus Rosenberg Global Long/Short Equity Fund (the "Fund"). Accordingly, effective on or about September 24, 2007, the Fund will cease operations and liquidate. As shareholders redeem shares of the Fund between the date of this supplement and the liquidation of the Fund, the Fund may not be able to continue to invest its assets in accordance with its stated investment policies as a result of the decrease in the Fund's assets. Accordingly, the Fund may not be able to achieve its investment objective and may deviate from its investment policies during the period between the date of this supplement and the liquidation of the Fund. The Fund will stop accepting orders to purchase shares after the close of business on August 27, 2007.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG38957-00 (08/07) (C) 2007 ALL RIGHTS RESERVED